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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

I, R. Stephen Beatty, President and Chief Executive Officer of Helix BioMedix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2005

                                        /s/ R. Stephen Beatty
                                        -------------------------------------
                                        R. Stephen Beatty
                                        President and Chief Executive Officer

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